H-54620--AMERICAN BANK NOTE COMPANY--S9-6822 FRONT--THIRD PROOF JANUARY 15, 1998

       NUMBER                                                       SHARES
AM                            AMBIENT CORPORATION

INCORPORATED UNDER THE LAWS                                    SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                              CUSIP 02318N 10 2


This Certifies that






is the owner of


             fully paid and non-assessable shares of Common Stock,
                         par value $.001 per share, of
                               AMBIENT CORPORATION
        transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this
L                         certificate properly endorsed.

     This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


           [signature]             AMBIENT CORPORATION          [signature]
CHAIRMAN OF THE BOARD, PRESIDENT        CORPORATE
     AND CHIEF EXECUTIVE OFFICER           SEAL           DIRECTOR AND SECRETARY
                                           1996
                                         DELAWARE


                         COUNTERSIGNED AND REGISTERED:
                  AMERICAN SECURITIES TRANSFER & TRUST, INC.
                                 P.O. Box 1596
                             Denver, Colorado 80201
                                        TRANSFER AGENT AND REGISTRAR,
                  BY

                                                   AUTHORIZED OFFICER


       'c' SECURITY-COLUMBIAN  UNITED STATES BANKNOTE CORPORATION  1960

 H-54620--AMERICAN BANK NOTE COMPANY--S9-6822 BACK--FIRST PROOF JANUARY 8, 1998


     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN      - as tenants in common                   UNIF GIFT MIN ACT-...........Custodian............
COM      - as tenants by the entireties                               (Cust)               (Minor)
TEN ENT  - as joint tenants with right                             under Uniform Gifts to Minors
JT TEN     of survivorship and not as tenants                      Act..........................
           in common                                                            (State)

    Additional abbreviations may also be used though not in the above list.


  For value received, the undersigned hereby sells, assigns and transfers unto


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------

________________________________________________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________


                             ___________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:



_______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.